UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985

Templeton Emerging Markets Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923 (Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period: 2/29/20_

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT

TEMPLETON EMERGING MARKETS FUND

February 29, 2020

FRANKLIN TEMPLETON

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 416-5585 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling

(800)416-5585 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That's why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we've managed through all kinds of markets—up, down and those in between. We're always preparing for what may come next. It's because of this, combined with our strength as one of the world's largest asset managers that we've earned the trust of millions of investors around the world.

Contents

Semiannual Report
Templeton Emerging Markets Fund . . . . . . . . . . . . . . . . . . . . .	2
Performance Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6
Important Notice to Shareholders. . . . . . . . . . . . . . . . . . . . . . .	8
Financial Highlights and Statement of Investments . . . . . .	9
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .	16
Tax Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	22
Annual Meeting of Shareholders . . . . . . . . . . . . . . . . . . . . . . .	23
Dividend Reinvestment and Cash Purchase Plan . . . . . . .	24
Shareholder Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	26

Visit franklintempleton.com/investor/ investments-and-solutions/investment- options/closed-end-funds/ for fund updates, to access your account, or to find helpful financial planning tools.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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SEMIANNUAL REPORT

Templeton Emerging Markets Fund

Dear Shareholder:

This semiannual report for Templeton Emerging Markets

Your Fund's Goal and Main Investments

The Fund seeks long-term capital appreciation by investing,

assets in emerging country equity securities.

Performance Overview

The Fund posted cumulative total returns of +4.26% based on market price and +5.42% based on net asset value for the six months under review. You can find the Fund's long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

Emerging market economies in general continued to grow faster than their developed market counterparts during the period, though several emerging market countries' growth rates fell to multi-year lows. Additionally, growth projections for 2020's first quarter were reduced by many forecasters due to the global outbreak of the novel coronavirus (COVID-19). Sluggish economic growth, U.S.-China trade tensions and uncertainty about the economic impact of the COVID-19 outbreak resulted in many emerging market central banks adopting more accommodative monetary policies. Emerging market equity returns, which rose and outpaced developed markets during the period, were limited by investor concerns about the global economic slowdown exacerbated by the worldwide spread of COVID-19.

Regarding individual countries' economies more specifically, China's year-on-year growth rate in 2019's third and fourth quarters reached the lowest levels since 1992. Trade tensions with the U.S. and soft global demand weighed on the economy, while increased industrial production provided some support. Taiwan's year-on-year growth rate accelerated in 2019's third and fourth quarters. South

Geographic Composition

Based on Total Net Assets as of 2/29/20

Asia			71.5%

Europe
		12.7%
Latin America & Caribbean
		10.8%
Middle East & Africa
		3.5%
North America
		2.6%
Short-Term Investments &	-1.1%

Other Net Assets

Korea's year-on-year growth rate accelerated in 2019's fourth quarter, aided by services and construction. India's year-on-year growth rate moderated in 2019's third and fourth quarters, due partly to contractions in exports and manufacturing. Russia's year-on-year growth rate accelerated in 2019's third quarter, boosted by manufac- turing, real estate activities and financial and insurance activities. Brazil's year-on-year growth rate accelerated in 2019's third quarter, aided by household spending and construction. Growth also accelerated in the fourth quarter, partly due to manufacturing, transportation and storage, and financial services.

Turning to specific countries' monetary policies, the People's Bank of China lowered its benchmark loan prime rate three times. Taiwan's central bank left its benchmark interest rate unchanged, while South Korea's central bank lowered its benchmark interest rate once. India's central bank also cut its benchmark rate once. Russia's central bank cut its key rate four times. Brazil's central bank cut its benchmark interest rate several times to its lowest rate on record.

In this environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +3.05% total return for the six months ended February 29, 2020.1 Chinese equities delivered strong returns for the period as investors seemed somewhat reassured by the government's aggressive actions to contain the spread of the COVID-19 outbreak. Export-oriented Taiwan also reported solid returns

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 10.

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partly due to strong pre-orders of the new iPhone in the first half of the period. Russian equities posted anemic returns due to a decline in the period's second half caused by COVID-19 concerns, a drop in oil prices and devaluation of the ruble. Brazilian equities fell due to the Brazilian real's depreciation to an all-time low against the U.S. dollar and confirmation of the country's first confirmed COVID-19 infection in February. These negative effects outweighed positive returns in the period's first half spurred by investors' positive response to President Jair Bolsonaro's economic policies.1

Investment Strategy

Our investment strategy employs a fundamental, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company's position in its sector, the economic framework and political environment.

Manager's Discussion

During the six months under review, key contributors to the Fund's absolute performance included Taiwan Semicon- ductor Manufacturing Co. (TSMC), Samsung Electronics and Tencent Holdings.

TSMC is one of the world's leading semiconductor makers and counts major technology companies among its primary clients. The chip maker posted solid revenue and earnings growth in the third and fourth quarters of 2019 due to the rollout of premium smartphones and high-performance computing applications. An improving global outlook for memory chips and easing U.S.-China trade friction boosted market sentiment towards companies within the global technology supply chain, further benefiting the company. As a supplier to smartphone maker Apple (not a Fund holding), TSMC's stock also rose due to better-than-expected sales for the latest iPhone. The company's share price reached a new high in January 2020 before correcting slightly as investors grew concerned about the impact of the COVID-19

1. Source: Morningstar.

TEMPLETON EMERGING MARKETS FUND

Top 10 Countries 2/29/20

% of Total
Net Assets

China	29.3%

South Korea	17.4%

Taiwan	11.4%

Russia	8.5%

India	8.5%

Brazil	8.1%

South Africa	3.2%

U.K.	2.9%

U.S.	2.6%

Thailand	2.3%

outbreak on the global supply chain along with weaker smartphone demand.

Samsung Electronics is a South Korea-based consumer electronics and semiconductor manufacturer. It is one of the world's largest smartphone and memory chip producers as well as a key supplier of organic light-emitting diode (LED) displays. The company's share price reached a record high in January 2020 after solid 2019 third- and fourth-quarter corporate results and improving confidence in the technology sector amid the U.S.-China partial trade deal. Memory price stabilization and a recovery in the demand for memory chips and smartphones contributed to operating profits. Shares corrected late in the period, however, due to concerns that the COVID-19 outbreak in South Korea and weaker smartphone demand could weigh on production.

Tencent is one of the largest internet services companies in China. The company provides value-added Internet and mobile services, online advertising, entertainment, e-commerce and payment systems, among other products. Tencent posted muted returns early in the period following disappointing third-quarter 2019 corporate results, which included a decline in earnings despite double-digit revenue growth. Shares rose in the second half, however, on expectations of solid growth in the advertising, mobile gaming and financial technology businesses in the fourth quarter of 2019. Investors expect growth in gaming and social networking activities to accelerate further in 2020 as a result of the COVID-19 outbreak, which delayed the start of the school year in China and increased the amount of time children spent inside.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

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TEMPLETON EMERGING MARKETS FUND

Conversely, major detractors from absolute performance included Unilever, Brilliance China Automotive Holdings and Kasikornbank.

Unilever is a U.K.-listed multinational consumer staples company which derives a significant proportion of its revenues from emerging markets. It manufactures a wide range of products, including ice cream, personal care goods and laundry detergents. Unilever's management issued a sales warning for 2019 and 2020, lowering growth expectations largely due to a slowdown in South Asia and West Africa as well as challenging economic conditions in developed markets. Unilever subsequently reported 2019 corporate results in line with the reduced sales guidance. The company continued to evaluate its portfolio and announced a strategic review of its global tea business, which included selling the division as an option under consideration.

Brilliance China manufactures and sells automobiles for the Chinese domestic market, predominantly through its joint venture with German luxury car maker BMW (not a Fund holding). The company reported strong above-consensus third-quarter corporate results in November 2019. Year-on-year earnings more than doubled due to lower dealer rebates, higher sales volumes and a better product mix, which led to increased revenue from higher-priced models. Shares were then pressured following an increase in dealer rebates in the fourth quarter of 2019, as well as expectations of higher dealer subsidies amid limited new products launches. Concerns about the economic impact of the COVID-19 outbreak, which could dent demand, further dampened market sentiment. Plans by international luxury car manufacturers to start production in China in 2020 and 2021 signaled intensifying competition in the industry, another potential headwind for the company.

Kasikornbank is one of the largest commercial banks in Thailand. Its principal businesses include corporate banking, retail banking, treasury and capital markets. The bank also has an interest in insurance and brokerage via its Muang Thai Group holding (not a separate Fund holding). Shares of Kasikornbank dropped in line with weakness in the broader market. Thai equities were among the weakest performing in emerging markets, as the COVID-19 outbreak and a rise in political uncertainty compounded the impact of budget delays and the country's worst drought in 40 years. Thailand's central bank also cut its benchmark interest rate to a record low, further weighing on profitability. Reports of

Top 10 Holdings 2/29/20

Company	% of Total
Sector/Industry, Country	Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd.	8.7%
Semiconductors & Semiconductor Equipment, Taiwan

Samsung Electronics Co. Ltd.	8.3%
Technology Hardware, Storage & Peripherals,
South Korea

Tencent Holdings Ltd.	8.3%
Interactive Media & Services, China

Alibaba Group Holding Ltd.	7.0%
Internet & Direct Marketing Retail, China

ICICI Bank Ltd.	4.6%
Banks, India

Naver Corp.	3.2%
Interactive Media & Services, South Korea

Unilever PLC	2.9%
Personal Products, U.K.

LUKOIL PJSC	2.8%
Oil, Gas & Consumable Fuels, Russia

Naspers Ltd.	2.6%
Internet & Direct Marketing Retail, South Africa

Brilliance China Automotive Holdings Ltd.	2.6%
Automobiles, China

weak fourth-quarter 2019 corporate results from other banks further pressured Kasikornbank's stock price. The bank reported above-consensus earnings for the fourth quarter of 2019, however, supported by higher-than-expected investments gains. Despite this, overall earnings for the entirety of 2019 were slightly weaker-than-expected.

In the past six months, we increased the Fund's holdings in China and India due to the availability of what we viewed as relatively more attractive investment opportunities. In terms of sectors, additions were made in communication services and financials.2 The Fund initiated exposure to Samsung Life Insurance, one of the largest insurance companies in South Korea. We also added to existing positions in China Merchants Bank, a China-based commercial bank, Itau Unibanco, a major commercial bank in Brazil, and the previously mentioned Tencent.

Meanwhile, we decreased the Fund's investments in South Africa, Russia and Taiwan in favor of opportunities we found more compelling, and to raise funds for dividend and capital gains distribution during the period. Reductions were also

2.The communication services sector comprises entertainment, interactive media and services, media and wireless telecommunication services in the SOI. The financials sector comprises banks, capital markets, diversified financial services and insurance in the SOI.

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TEMPLETON EMERGING MARKETS FUND

undertaken in the information technology, consumer discretionary and industrials sectors.3 In terms of key sales, we reduced holdings in Naspers, an internet and media group based in South Africa; Prosus, the international internet assets arm which was spun off from Naspers during the period; and Sunny Optical Technology, a prominent manufacturer of optical-related products in China. The Fund liquidated its positions in China Petroleum and Chemical (Sinopec), an integrated energy and chemical company in China; HDC Hyundai Development Co-Engineering and Construction, a South Korean residential property developer; and Sands China, a gaming company in Macau.

The effect of leverage helped Fund performance during the period.

Thank you for your continued participation in Templeton Emerging Markets Fund. We look forward to serving your future investment needs.

Sincerely,

Chetan Sehgal, CFA

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

3.The information technology sector comprises electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; internet and direct marketing retail; multiline retail; and textiles, apparel and luxury goods in the SOI. The industrials sector comprises industrial conglomerates and transportation infrastructure in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON EMERGING MARKETS FUND

Performance Summary as of February 29, 2020

Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/201

	Cumulative Total Return2		Average Annual Total Return2
	Based on	Based on	Based on	Based on
	NAV3	market price4	NAV3	market price4
6-Month	+5.42%	+4.26%	+5.42%	+4.26%

1-Year	+3.49%	-0.31%	+3.49%	-0.31%

5-Year	+22.07%	+20.97%	+4.07%	+3.88%

10-Year	+40.92%	+32.04%	+3.49%	+2.82%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Distributions (9/1/19–2/29/20)
Net Investment	Short-Term	Long-Term
Income	Capital Gain	Capital Gain	Total

$0.5999	$0.0888	$0.4593	$1.1480

See page 7 for Performance Summary footnotes.

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TEMPLETON EMERGING MARKETS FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Emerging markets are subject to all of the risks of foreign investing generally and involve heightened risks due to these markets' smaller size and lesser liquidity, and lack of established legal, political, business and social frameworks to support securities markets. Some of these heightened risks may include political and social uncertainty (for example, regional conflicts and risk of war); pervasiveness of corruption and crime in these countries' economic systems; delays in settling portfolio securities transactions; risk of loss arising out of the system of share registration and custody used in these countries; greater sensitivity to interest rate changes; currency and capital controls; currency exchange rate volatility; and inflation, deflation or currency devaluation. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results.

The Fund may invest in eligible China A shares ("Stock Connect Securities") listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect program (collectively, "Stock Connect") and may invest in China Interbank bonds traded on the China Interbank Bond Market ("CIBM") through the China-Hong Kong Bond Connect program ("Bond Connect").

Trading through Stock Connect is subject to a number of restrictions that may affect the Fund's investments and returns. For example, investors in Stock Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund's ability to invest in Stock Connect Securities. Trading in the Stock Connect program is subject to trading, clearance and settlement procedures that are untested in China, which could pose risks to the Fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership. Bond Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.

The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect and Bond Connect programs, are uncertain, and they may have a detrimental effect on the Fund's investments and returns.

The Fund may also invest a portion of its assets in Russian securities. The U.S. and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia's currency, a downgrade in Russian issuers' credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer's securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia's government, which could involve the seizure of the Fund's assets. Such sanctions could adversely affect Russia's economy, possibly forcing the economy into a recession. These risks could affect the value of the Fund's portfolio.

Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

1.The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 10/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2.Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Assumes reinvestment of distributions based on net asset value.

4.Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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TEMPLETON EMERGING MARKETS FUND

Important Notice to Shareholders

Share Repurchase Program

The Fund's Board has approved a modification to its existing open-market share repurchase program to authorize the Fund to repurchase an additional 10% of its outstanding shares in open-market transactions, at the discretion of management.

The Board's action provides greater flexibility by enabling the Fund to continue to engage in open-market repurchases under a continuing authorization for up to an additional 10% of its outstanding shares, above and in addition to the initial 10% previously authorized, at the discretion of Fund management. The timing and amount of repurchases would continue to be at the discretion of the investment manager, taking into account various factors, including, but not limited to, the level of the discount, the Fund's performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund's new 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the additional 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances. The share repurchase program is intended to benefit shareholders by enabling the Fund to repurchase shares at a discount to net asset value, thereby increasing the proportionate interest of each remaining shareholder in the Fund.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

Approval of Renewed Borrowing Arrangements

On October 22, 2019, the Board approved the renewal of the Fund's existing committed, senior, secured line of credit facility ("Existing Credit Facility") with The Bank of Nova Scotia for an additional one-year term ("Credit Facility Renewal"). The terms of the Credit Facility Renewal are the same as the terms of the Existing Credit Facility, except that the amount of the commitment of the Credit Facility Renewal has been reduced from $30 million to $15 million.

The purpose of the Credit Facility Renewal is to provide the Fund with a continuing source of funds to purchase additional investments in the ordinary course of business and pursue certain investment strategies. Given the permanent capital structure and the absence of daily liquidity requirements, the Fund's closed-end fund structure is particularly well-suited for leverage. Management believes that the Fund would continue to benefit from the use of low-cost debt capital presently afforded by the Existing Credit Facility for an additional one-year period in order to invest in higher return equity assets over the long-term. Management continues to believe that it remains an appropriate time to continue this strategy as the outlook for emerging markets is positive and interest rates remain low, so potential long-term returns could exceed the cost of the debt. Further, while leverage has the potential to increase volatility, Management believes that the Fund's ongoing accretive buyback program will continue to serve to mitigate the market price volatility of the Fund. For additional information, please see note 8 on page 20.

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TEMPLETON EMERGING MARKETS FUND

Financial Highlights

Six Months Ended

	February 29, 2020		Year Ended August 31,
	(unaudited)	2019	2018	2017	2016	2015

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period . . . . . . . . . . . . . .	$16.09	$16.90	$18.32	$13.92	$13.34	$20.91
Income from investment operations:

Net investment incomea . . . . . . . . . . . . . . . . . . . . .	0.04	0.21b	0.14	0.16	0.19	0.21
Net realized and unrealized gains (losses) . . . . . . . .	0.94	(0.27)	(0.51)	4.39	1.67	(6.60)

Total from investment operations . . . . . . . . . . . . . . . .	0.98	(0.06)	(0.37)	4.55	1.86	(6.39)
Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . .	(0.60)	(0.20)	(0.25)	(0.20)	(0.31)	(0.31)
Net realized gains . . . . . . . . . . . . . . . . . . . . . . . . .	(0.55)	(0.58)	(0.87)	—	(0.97)	(0.87)

Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.15)	(0.78)	(1.12)	(0.20)	(1.28)	(1.18)

Repurchase of shares . . . . . . . . . . . . . . . . . . . . . . . .	0.02	0.03	0.07	0.05	—	—

Net asset value, end of period . . . . . . . . . . . . . . . . . .	$15.94	$16.09	$16.90	$18.32	$13.92	$13.34

Market value, end of periodc . . . . . . . . . . . . . . . . . . . .	$13.77	$14.18	$14.61	$16.45	$12.56	$11.56
Total return (based on market value per share)d . . . . . .	4.26%	2.80%	(5.14)%	33.10%	22.57%	(34.94)%
Ratios to average net assetse
Expenses before waiver and payments by affiliates. . . .	1.52%	1.60%	1.38%	1.37%	1.39%	1.37%
Expenses net of waiver and payments by affiliates . . . .	1.50%	1.58%	1.38%f	1.37%f,g	1.38%	1.37%f
Net investment income . . . . . . . . . . . . . . . . . . . . . . .	0.52%	1.30%b	0.79%	1.03%	1.49%	1.19%
Supplemental data
Net assets, end of period (000's) . . . . . . . . . . . . . . . .	$263,759	$268,845	$287,115	$321,004	$250,642	$240,289
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . .	9.33%	21.56%	11.69%	20.38%	42.16%	18.92%
Total outstanding borrowings on credit facility at end of
period (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,000	$10,000	$ —	$ —	$ —	$ —
Asset coverage per $1,000 of debt . . . . . . . . . . . . . . .	$27,376	$27,885	$ —	$ —	$ —	$ —

aBased on average daily shares outstanding.

bNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.95%.

cBased on the last sale on the New York Stock Exchange.

dTotal return is not annualized for periods less than one year. eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	9

TEMPLETON EMERGING MARKETS FUND

Statement of Investments, February 29, 2020 (unaudited)

	Industry	Shares	Value
Common Stocks 96.0%
Brazil 3.0%
a B2W Cia Digital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Internet & Direct Marketing Retail	66,200	$918,470
B3 SA - Brasil Bolsa Balcao . . . . . . . . . . . . . . . . . . . . . . . .	Capital Markets	74,700	800,438
Lojas Americanas SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Multiline Retail	399,644	2,005,558
M Dias Branco SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Food Products	109,200	999,475
Totvs SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Software	15,900	252,047
Vale SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Metals & Mining	283,700	2,806,252
			7,782,240
Cambodia 0.4%
NagaCorp Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Hotels, Restaurants & Leisure	730,000	1,014,434
China 29.3%
a Alibaba Group Holding Ltd., ADR . . . . . . . . . . . . . . . . . . . .	Internet & Direct Marketing Retail	89,281	18,570,448
BAIC Motor Corp. Ltd., H . . . . . . . . . . . . . . . . . . . . . . . . . .	Automobiles	360,000	179,079
a Baidu Inc., ADR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Interactive Media & Services	13,012	1,561,180
Brilliance China Automotive Holdings Ltd. . . . . . . . . . . . . . . .	Automobiles	7,881,200	6,821,676
China Construction Bank Corp., H . . . . . . . . . . . . . . . . . . . .	Banks	4,007,600	3,295,153
China Merchants Bank Co. Ltd., A . . . . . . . . . . . . . . . . . . . .	Banks	290,900	1,422,891
China Merchants Bank Co. Ltd., H . . . . . . . . . . . . . . . . . . . .	Banks	490,500	2,359,730
China Mobile Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Wireless Telecommunication Services	360,500	2,869,061
China Resources Cement Holdings Ltd. . . . . . . . . . . . . . . . .	Construction Materials	3,015,100	3,873,879
CNOOC Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	2,099,000	2,919,924
COSCO SHIPPING Ports Ltd. . . . . . . . . . . . . . . . . . . . . . . .	Transportation Infrastructure	345,560	232,188
Health & Happiness H&H International Holdings Ltd. . . . . . . .	Food Products	382,600	1,669,511
NetEase Inc., ADR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Entertainment	3,897	1,242,013
Ping An Bank Co. Ltd., A . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	852,800	1,768,548
Ping An Insurance Group Co. of China Ltd., A. . . . . . . . . . . .	Insurance	215,136	2,391,374
a Prosus NV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Internet & Direct Marketing Retail	11,570	808,319
Sunny Optical Technology Group Co. Ltd.. . . . . . . . . . . . . . .	Electronic Equipment, Instruments
	& Components	124,400	2,021,166
Tencent Holdings Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Interactive Media & Services	431,900	21,899,221
Uni-President China Holdings Ltd. . . . . . . . . . . . . . . . . . . . .	Food Products	811,000	842,358
Weifu High-Technology Co. Ltd., B. . . . . . . . . . . . . . . . . . . .	Auto Components	294,712	502,463
			77,250,182
Czech Republic 0.3%
Moneta Money Bank AS . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	243,000	805,874
Hong Kong 0.1%
Dairy Farm International Holdings Ltd. . . . . . . . . . . . . . . . . .	Food & Staples Retailing	56,900	274,370
Hungary 1.0%
Richter Gedeon Nyrt . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	134,700	2,729,130
India 8.5%
Bajaj Holdings & Investment Ltd. . . . . . . . . . . . . . . . . . . . . .	Diversified Financial Services	48,528	2,277,930
Coal India Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	375,088	877,583
Glenmark Pharmaceuticals Ltd.. . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	264,190	1,013,795
ICICI Bank Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	1,757,254	12,138,491
Infosys Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	IT Services	268,602	2,711,122
Tata Chemicals Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Chemicals	179,300	1,777,499
Tata Investment Corp. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . .	Capital Markets	122,221	1,546,824
			22,343,244
10	Semiannual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
Indonesia 1.0%
Astra International Tbk PT . . . . . . . . . . . . . . . . . . . . . . . . .	Automobiles	6,376,200	$ 2,498,917
Kenya 0.3%
Equity Group Holdings PLC . . . . . . . . . . . . . . . . . . . . . . . .	Banks	1,487,875	662,340
Macau 0.6%
MGM China Holdings Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . .	Hotels, Restaurants & Leisure	1,193,600	1,649,984
Mexico 2.2%
Banco Santander Mexico SA Institucion de Banca Multiple
Grupo Financiero Santander, ADR . . . . . . . . . . . . . . . . . . .	Banks	791,217	5,103,349
Nemak SAB de CV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Auto Components	1,917,631	634,444
			5,737,793
Pakistan 0.5%
MCB Bank Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	1,055,710	1,362,052
Peru 0.5%
Intercorp Financial Services Inc. . . . . . . . . . . . . . . . . . . . . .	Banks	34,920	1,320,674
Russia 8.5%
Gazprom PJSC, ADR. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	501,844	3,026,119
LUKOIL PJSC, ADR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	85,666	7,291,890
a Mail.Ru Group Ltd., GDR . . . . . . . . . . . . . . . . . . . . . . . . . .	Interactive Media & Services	82,999	1,599,391
Sberbank of Russia PJSC, ADR . . . . . . . . . . . . . . . . . . . . .	Banks	437,637	6,155,364
a Yandex NV, A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Interactive Media & Services	109,621	4,451,709
			22,524,473
South Africa 3.2%
Massmart Holdings Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Food & Staples Retailing	503,977	1,521,951
Naspers Ltd., N . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Internet & Direct Marketing Retail	44,581	6,965,329
			8,487,280
South Korea 17.4%
Fila Holdings Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Textiles, Apparel & Luxury Goods	55,510	1,775,565
Hankook Tire & Technology Co. Ltd. . . . . . . . . . . . . . . . . . .	Auto Components	17,600	373,841
KT Skylife Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Media	59,360	363,920
LG Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Industrial Conglomerates	94,283	5,301,166
Naver Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Interactive Media & Services	57,860	8,386,136
POSCO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Metals & Mining	14,133	2,301,523
Samsung Electronics Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . .	Technology Hardware, Storage & Peripherals	485,852	21,934,993
Samsung Life Insurance Co. Ltd. . . . . . . . . . . . . . . . . . . . . .	Insurance	66,202	3,225,977
SK Hynix Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Semiconductors & Semiconductor Equipment	29,470	2,157,760
			45,820,881
Taiwan 11.4%
Catcher Technology Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . .	Technology Hardware, Storage & Peripherals	105,000	826,524
CTBC Financial Holding Co. Ltd. . . . . . . . . . . . . . . . . . . . . .	Banks	1,938,100	1,461,235
FIT Hon Teng Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Electronic Equipment, Instruments
	& Components	1,173,700	332,911
Hon Hai Precision Industry Co. Ltd. . . . . . . . . . . . . . . . . . . .	Electronic Equipment, Instruments
	& Components	1,220,712	3,255,719
Largan Precision Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . .	Electronic Equipment, Instruments
	& Components	4,400	647,403
a PChome Online Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Internet & Direct Marketing Retail	237,482	840,037
franklintempleton.com	Semiannual Report	11

TEMPLETON EMERGING MARKETS FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Taiwan Semiconductor Manufacturing Co. Ltd. . . . . . . . . . . .	Semiconductors & Semiconductor Equipment	2,174,400	$22,821,522
			30,185,351
Thailand 2.3%
Kasikornbank PCL, fgn. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	644,900	2,464,150
Kiatnakin Bank PCL, fgn. . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	893,200	1,778,326
Siam Commercial Bank PCL, fgn. . . . . . . . . . . . . . . . . . . . .	Banks	283,000	795,828
Thai Beverage PCL, fgn.. . . . . . . . . . . . . . . . . . . . . . . . . . .	Beverages	1,836,100	1,035,523
Univanich Palm Oil PCL, fgn. . . . . . . . . . . . . . . . . . . . . . . .	Food Products	456,300	66,652
			6,140,479
United Kingdom 2.9%
Unilever PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Personal Products	142,280	7,650,447
United States 2.6%
Cognizant Technology Solutions Corp., A . . . . . . . . . . . . . . .	IT Services	86,898	5,294,695
a IMAX Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Entertainment	106,900	1,665,502
			6,960,197
Total Common Stocks (Cost $180,657,967). . . .			253,200,342
Preferred Stocks 5.1%
Brazil 5.1%
b Banco Bradesco SA, 7.525%, ADR, pfd.. . . . . . . . . . . . . . . .	Banks	827,240	5,608,687
b Itau Unibanco Holding SA, 7.035%, ADR, pfd.. . . . . . . . . . . .	Banks	857,597	6,063,211
b Petroleo Brasileiro SA, 4.173%, ADR, pfd. . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	167,100	1,881,546
Total Preferred Stocks (Cost $8,854,199). . . . . .			13,553,444
Total Investments before Short Term
Investments (Cost $189,512,166) . . . . . . . . . . . .			266,753,786
Short Term Investments (Cost $5,991,599) 2.3%
Money Market Funds 2.3%
United States 2.3%
c,d Institutional Fiduciary Trust Money Market Portfolio, 1.23% . . .		5,991,599	5,991,599
Total Investments (Cost $195,503,765) 103.4%.			272,745,385
e Credit Facility (3.8)% . . . . . . . . . . . . . . . . . . . . . . . .			(10,000,000)
Other Assets, less Liabilities 0.4%. . . . . . . . . . . .			1,013,504
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . .			$263,758,889

See Abbreviations on page 21.

aNon-income producing.

bVariable rate security. The rate shown represents the yield at period end.

cSee Note 3(c) regarding investments in affiliated management investment companies. dThe rate shown is the annualized seven-day effective yield at period end.

eSee Note 8 regarding Credit Facility.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

February 29, 2020 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$189,512,166
Cost - Non-controlled affiliates (Note 3c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,991,599

Value - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$266,753,786
Value - Non-controlled affiliates (Note 3c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,991,599
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,420
Receivables:
Investment securities sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,420,530
Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	805,100
Foreign tax refund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,960

Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	274,996,395
Liabilities:

Payables:
Fund shares repurchased. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	141,045
Investment securities purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	327,210
Credit facility (Note 8). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000
Management fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	280,107
Accrued interest expense (Note 8). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	68,657
Deferred tax . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	277,209
Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	143,278

Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,237,506
Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$263,758,889
Net assets consist of:

Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$189,886,729
Total distributable earnings (losses). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	73,872,160

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$263,758,889

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,550,009

Net asset value per share. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$15.94

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON EMERGING MARKETS FUND

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended February 29, 2020 (unaudited)

Investment income:

Dividends: (net of foreign taxes)*

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Non-controlled affiliates (Note 3c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 2,768,737 98,753

2,867,490

Expenses:

Management fees (Note 3a) . . . . . . . . . . . . . . . . . . . . . . . .

Interest expense (Note 8) . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 4) . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .

Registration and filing fees . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees and expenses. . . . . . . . . . . . . . . . . . . . . . . .

Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

1,773,845

169,138

31,129

37,230

14,045

12,329

93,211

16,737

13,514

Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses waived/paid by affiliates (Note 3c). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses): Net realized gain (loss) from: Investments:

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Foreign currency transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on: Investments:

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Translation of other assets and liabilities

denominated in foreign currencies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Change in deferred taxes on unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2,161,178

(23,313)

2,137,865

729,625

8,474,290

29,706

8,503,996

7,030,090

(8,069)

27,275

7,049,296

15,553,292

$16,282,917

*Foreign taxes withheld on dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 390,690
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TEMPLETON EMERGING MARKETS FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 29, 2020	Year Ended
	(unaudited)	August 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$729,625	$3,533,341
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,503,996	7,466,529
Net change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,049,296	(12,165,640)

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . .	16,282,917	(1,165,770)

Distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(19,047,627)	(13,130,776)

Capital share transactions from - repurchase of shares (Note 2). . . . . . . . . . . . . . . . . . . . . . .	(2,321,857)	(3,972,632)

Net increase (decrease) in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5,086,567)	(18,269,178)
Net assets:
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	268,845,456	287,114,634

End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$263,758,889	$268,845,456

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

TEMPLETON EMERGING MARKETS FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Emerging Markets Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transac- tions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At February 29, 2020, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

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TEMPLETON EMERGING MARKETS FUND NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

franklintempleton.com	Semiannual Report	17

TEMPLETON EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.Organization and Significant Accounting Policies (continued)

f. Guarantees and Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund.

Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 29, 2020, there were an unlimited number of shares authorized (without par value). During the periods ended February 29, 2020 and August 31, 2019 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 1,535,098 shares. Transactions in the Fund's shares were as follows:

	Six Months Ended		Year Ended
	February 29, 2020		August 31, 2019

	Shares	Amount	Shares	Amount

Shares repurchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	154,604	$2,321,857	283,161	$3,972,632
Weighted average discount of market price to net asset value of shares

repurchased. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		11.49%		12.06%

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (Asset Management)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Asset Management based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion

1.200%	Over $1 billion, up to and including $5 billion

1.150%	Over $5 billion, up to and including $10 billion

1.100%	Over $10 billion, up to and including $15 billion

1.050%	Over $15 billion, up to and including $20 billion

1.000%	In excess of $20 billion

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TEMPLETON EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

b. Administrative Fees

Under an agreement with Asset Management, FT Services provides administrative services to the Fund. The fee is paid by Asset Management based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended February 29, 2020, the Fund held investments in affiliated management investment companies as follows:

					Net Change in		Number of
	Value at				Unrealized	Value at	Shares
	Beginning			Realized	Appreciation	End of	Held at End	Dividend
	of Period	Purchases	Sales	Gain (Loss)	(Depreciation)	Period	of Period	Income

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio,
1.23% . . . . . . . . . . . . . . . . . . . . . . . . . .	$16,797,137	$22,229,159	$(33,034,697)	$ —	$ —	$5,991,599	5,991,599	$98,753

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 29, 2020, there were no credits earned.

5. Income Taxes

At February 29, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments . . . . . . . . . . . . . . . . . . . . . . . . .	$209,781,177
Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . .	$94,369,220
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . .	(31,405,012)

Net unrealized appreciation (depreciation) . . . . . . . . .	$62,964,208

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 29, 2020, aggregated $25,813,025 and $33,817,743, respectively.

franklintempleton.com	Semiannual Report	19

TEMPLETON EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia's currency, a downgrade in Russian issuers' credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia's economy. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer's securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia's government, which could involve the seizure of the Fund's assets. These risks could affect the value of the Fund's portfolio. While the Fund holds securities of certain issuers impacted by the sanctions, existing investments do not presently violate the applicable terms and conditions of the sanctions. The sanctions currently do not affect the Fund's ability to sell these securities. At February 29, 2020, the Fund had 8.5% of its net assets invested in Russia.

8. Credit Facility

The Fund participates in a senior secured revolving credit facility agreement (Credit Facility) with The Bank of Nova Scotia (BNS) pursuant to which the Fund may borrow up to a maximum commitment amount of $15 million. The Credit Facility provides a source of funds to the Fund to purchase additional investments as part of its investment strategy. Effective November 27, 2019, the Fund renewed the Credit Facility for $15 million which was a reduction from $30 million previously, for a one year term, maturing on November 25, 2020.

Under the terms of the Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund at the applicable rate, pay an annual commitment fee of 0.25% based on the unused portion of the Credit Facility or 0.15% whenever the outstanding borrowings exceed 75% of the commitment amount. As security for the obligations of the Fund under the Credit Facility, the Fund has granted to BNS a security interest in the assets of the Fund.

At February 29, 2020, the Fund had outstanding borrowings of $10,000,000, which approximates fair value, and incurred interest expenses at a rate equal to the 6-month U.S. Dollar London Interbank Offered Rate plus 0.80%. The borrowings are categorized as Level 2 within the fair value hierarchy. The average borrowings and the average interest rate for the days with outstanding borrowings during the period ended February 29, 2020, were $10,000,000 and 3.03%, respectively. Subsequent to February 29, 2020, the Fund borrowed an additional $5,000,000.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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TEMPLETON EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. A summary of inputs used as of February 29, 2020, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:a
Equity Investments:b
Cambodia . . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$1,014,434	$—	$1,014,434
China . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	27,458,917	49,791,265	—	77,250,182
Hong Kong . . . . . . . . . . . . . . . . . . . . . . . . . .	—	274,370	—	274,370
India . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	22,343,244	—	22,343,244
Indonesia . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	2,498,917	—	2,498,917
Macau . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	1,649,984	—	1,649,984
Russia . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,498,354	3,026,119	—	22,524,473
South Africa . . . . . . . . . . . . . . . . . . . . . . . . .	—	8,487,280	—	8,487,280
Taiwan . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	29,852,440	332,911	—	30,185,351
Thailand. . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	6,140,479	—	6,140,479
United Kingdom . . . . . . . . . . . . . . . . . . . . . .	—	7,650,447	—	7,650,447
All Other Equity Investments. . . . . . . . . . . . . .	86,734,625	—	—	86,734,625
Short Term Investments . . . . . . . . . . . . . . . . . .	5,991,599	—	—	5,991,599
Total Investments in Securities . . . . . . . . . . .	$169,535,935	$103,209,450	$—	$272,745,385

aFor detailed categories, see the accompanying Statement of Investments. bIncludes common and preferred stocks.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that in addition to those events previously disclosed, the following subsequent event requires disclosure:

Subsequent to February 29, 2020, there has been a global outbreak of a novel coronavirus disease (COVID-19), which the World Health Organization has declared a pandemic. Unexpected events like COVID-19 can cause adverse effects on many companies, sectors, nations, regions and the market in general, in ways that cannot be foreseen. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt

GDR Global Depositary Receipt

franklintempleton.com	Semiannual Report	21

TEMPLETON EMERGING MARKETS FUND

Tax Information (unaudited)

At August 31, 2019, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 16, 2019, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to shareholders of record.

Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Per Share	Income Per Share	Dividends Per Share

$0.0481	$0.3442	$0.1738

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

22	Semiannual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

Annual Meeting of Shareholders: March 2, 2020 (unaudited)

The Annual Meeting of Shareholders of Templeton Emerging Markets Fund (the "Fund") was held at the Fund's offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on March 2, 2020. The purpose of the meeting was to elect four Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2020. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Mary C. Choksi, Edith E. Holiday and J. Michael Luttig.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2020. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the Annual Meeting are as follows:

1. Election of four Trustees:

		% of			% of
		Outstanding	% of Shares		Outstanding	% of Shares
Term Expiring 2023	For	Shares	Present	Withheld	Shares	Present

Harris J. Ashton	10,422,426	62.82%	76.37%	3,224,305	19.43%	23.63%

Mary C. Choksi	10,442,828	62.94%	76.52%	3,203,703	19.31%	23.48%

Edith E. Holiday	10,191,106	61.42%	74.68%	3,455,625	20.83%	25.32%

J. Michael Luttig	10,463,694	63.06%	76.68%	3,183,036	19.18%	23.32%

There were no broker non-votes received with respect to this item.

2.Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2020:

		% of
	Shares	Outstanding	% of Shares
	Voted	Shares	Present

For	12,388,070	74.66%	90.78%

Against	1,210,457	7.30%	8.87%

Abstain	48,205	0.29%	0.35%

*Ann Torre Bates, Gregory E. Johnson, Rupert H. Johnson, Jr., David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos, and Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

franklintempleton.com	Semiannual Report	23

TEMPLETON EMERGING MARKETS FUND

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company, LLC (the ￿Plan Administrator￿) and sent to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 Attention: Templeton Emerging Markets Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participants name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant's shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at the current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan's Terms & Conditions located at the back of this report.

24	Semiannual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Transfer Agent

American Stock Transfer and Trust Company, LLC

P.O. Box 922, Wall Street Station

New York, NY 10269-560

(800)416-5585

www.astfinancial.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or saving account at any financial institution that participates in the Automated Clearing House (￿ACH￿) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.astfinancial.com or dial

(800)416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company, LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol ￿EMF.￿ Information about the net asset value and the market price is available at franklintempleton.com.

For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company, LLC's web site at www.astfinancial.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service (￿NASDAQ MFQS￿).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

franklintempleton.com	Semiannual Report	25

TEMPLETON EMERGING MARKETS FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

26	Semiannual Report	franklintempleton.com

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

1.American Stock Transfer and Trust Company LLC ("AST"), will act as Plan Administrator and will open an account for participating shareholders ("participant") under the Dividend Reinvestment and Cash Purchase Plan (the "Plan") in the same name as that in which the participant's present shares are registered, and put the Plan into effect as of the first record date for a dividend or capital gains distribution after AST receives the authorization duly executed by such participant.

2.Whenever Templeton Emerging Markets Fund (the "Fund") declares a distribution from capital gains or an income dividend payable in either cash or shares of the Fund ("Fund shares"), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically receive such Fund shares for participant accounts including aggregate fractions. The number of additional Fund shares to be credited to participant accounts shall be determined by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participating holders by the net asset value per share of the Fund shares on the valuation date, provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for such distribution or dividend.

3.Whenever the Fund declares a distribution from capital gains or an income dividend payable only in cash, or if the Fund's net asset value per share exceeds the market price per share on the valuation date, AST shall apply the amount of such dividend or distribution payable to participants to the purchase of Fund shares on the open market (less their pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by AST may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such purchases will be made promptly after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of the Federal securities laws.

4.A participant has the option of submitting additional payments to AST, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments may be made electronically through AST at www.astfinancial.com or by check payable to "American Stock Transfer and Trust Company LLC" and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Emerging Markets Fund. AST shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed below in paragraph 6. AST shall make such purchases promptly on approximately the 15th of each month or, during a month in which a dividend or distribution is paid, beginning on the dividend payment date, and in no event more than 30 days after receipt, except where necessary to comply with provisions of the Federal securities laws. Any voluntary payment received less than two business days before an investment date shall be invested during the following month unless there are more than 30 days until the next investment date, in which case such payment will be returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before such payment is to be invested. Such written notice shall be sent to AST by the participant, as discussed below in paragraph 14.

5.For all purposes of the Plan: (a) the market price of the Fund's shares on a particular date shall be the last sale price on the New York Stock Exchange on that date if a business day and if not, on the preceding business day, or if there is no sale on such Exchange on such date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date, and (b) net asset value per share of the Fund's shares on a particular date shall be as determined by or on behalf of the Fund.

6.Open market purchases provided for above may be made on any securities exchange where Fund shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within 30 days after the payable date for any dividend or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes of purchases in the open market, AST may aggregate purchases with those of other participants, and the average price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.

7.AST will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in accordance with the proxies returned by participants to the Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.

8.AST will confirm to participants each acquisition made for an account as soon as practicable but not later than ten business days after the date thereof. AST will send to participants a detailed account statement showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record for the account. Although participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to participant accounts. In the event of termination of an account under the Plan, AST will adjust for any such undivided fractional interest in cash at the market price of the Fund's shares on the date of termination.

9.Any share dividends or split shares distributed by the Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase of additional Fund shares for the participant accounts. The shares held for participants under the Plan will be added to underlying shares held by participants in calculating the number of rights to be issued.

franklintempleton.com	Not part of the semiannual report	27

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

10.AST's service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued by the Fund or purchased on the open market. AST will deduct a $5.00 service charge from each voluntary cash payment. Participants will be charged a pro rata share of trading fees on all open market purchases.

11.Participants may withdraw shares from such participant's account or terminate their participation under the Plan by notifying AST in writing. Such withdrawal or termination will be effective immediately if notice is received by AST not less than two days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective after the investment of any current dividend or distribution or voluntary cash payment. The Plan may be terminated by AST or the Fund upon 90 days' notice in writing mailed to participants. Upon any withdrawal or termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of the shares at the time of withdrawal or termination) to be delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00 service charge and a $0.12 per share trading fee for this transaction from the proceeds. If a participant disposes of all shares registered in his name on the books of the Fund, AST may, at its option, terminate the participant's account or determine from the participant whether he wishes to continue his participation in the Plan.

12.These terms and conditions may be amended or supplemented by AST or the Fund at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority, only by mailing to participants appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by participants unless, prior to the effective date thereof, AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include an appointment by AST in its place and stead of a successor Plan Administrator under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions. Upon any such appointment of a Plan Administrator for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant's account, all dividends and distributions payable on Fund shares held in a participant's name or under the Plan for retention or application by such successor Plan Administrator as provided in these terms and conditions.

13.AST shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but shall assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST's negligence, bad faith or willful misconduct or that of its employees.

14.Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269- 0560, Attention: Templeton Emerging Markets Fund, or www.astfinancial.com or such other address as AST shall furnish to the participant, and shall have been deemed to be given or made when received by AST.

15.Any notice or other communication which by any provision of the Plan is required to be given by AST to the participant shall be in writing and shall be deemed to have been sufficiently given for all purposes by being deposited postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on AST's records. The participant agrees to notify AST promptly of any change of address.

16.These terms and conditions shall be governed by and construed in accordance with the laws of the State of New York and the rules and regulations of the U.S. Securities and Exchange Commission, as they may be amended from time to time.

28	Not part of the semiannual report	franklintempleton.com

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report

Templeton Emerging Markets Fund

Investment Manager	Transfer Agent	Fund Information
Templeton Asset	American Stock Transfer & Trust Co., LLC	(800) DIAL BEN® / 342-5236
Management Ltd.	6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Phone Number: (718) 921-8124
www.astfinancial.com
© 2020 Franklin Templeton Investments. All rights reserved.	TLEMF S 04/20

Item 2. Code of Ethics.

(a)The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)N/A

(d)N/A

(f)Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.	N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager, Templeton Asset Management Ltd. (Asset Management), in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager's instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager's evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager's vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) "Other Business" without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the investment manager will vote in accordance with the recommendation of such investment company's board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund's governing documents or applicable law, the investment manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In "pass-through voting," a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund's proposals.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment	manager's proxy voting policies and principles	The investment
manager has adopted general proxy voting guidelines, which are summarized
below. These guidelines are not an exhaustive list	of all the	issues that may
arise and the investment manager cannot anticipate	all future	situations. In
all cases,	each proxy and proposal (including both	management and shareholder
proposals)	will be considered based on the relevant facts and	circumstances on

a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance. The investment manager generally will support non- binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management's track record, the company's financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification	of auditors of	portfolio companies.	The investment manager
will closely	scrutinize the	independence, role and performance of auditors. On

acase-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management	and	director	compensation.	A company's equity-based compensation
plan should be		in alignment	with	the shareholders' long-term	interests. The
investment	manager believes		that	executive compensation should be directly
linked to the performance of the				company. The investment manager evaluates
plans on a	case-by-case	basis by		considering several factors	to determine

whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose "golden parachutes" that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case- by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders' interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company's remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The investment manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The investment manager generally supports "fair price" provisions and confidential voting. The investment manager will review a company's proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers	and corporate restructuring.	Mergers and	acquisitions will	be
subject	to careful review by the research analyst to		determine whether	they
would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger

or acquisition. Corporate	restructuring proposals are	also subject to a
thorough examination on a	case-by-case basis.
Environmental and social issues.	The investment manager considers
environmental and social issues alongside traditional		financial	measures to
provide a more comprehensive view of the value, risk and return			potential of an
investment. Companies may	face significant financial,	legal and	reputational
risks resulting from poor	environmental and social practices, or negligent
oversight of environmental or social issues. Franklin		Templeton's "Responsible
Investment Principles and	Policies" describes the investment manager's approach
to consideration of environmental, social and governance issues			within the
investment manager's processes and ownership practices.

The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. In the investment manager's experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company's board, if the company's current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company's peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case- by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country's laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager's intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or

(x)a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities & privately held issuers. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described above.

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)	(b)	(c)	(d)

Period		Total Number	Average Price	Total Number	Maximum
		of Shares	Paid per	of Shares	Number (or
		Purchased	Share	Purchased as	Approximate
				Part of	Dollar Value)
				Publicly	of Shares
				Announced	that May Yet
				Plans or	Be Purchased
				Program	Under the
					Plans or
					Programs
Month #1	(9/1/19 -
9/30/19)		50,513.000	14.70	50,513.000	2,089,805.00
Month #2	(10/1/19 -
10/31/19)		32,220.000	14.92	32,220.000	2,057,585.00
Month #3	(11/1/19 -
11/30/19)		29,871.000	15.52	29,871.000	2,027,714.00
Month #4	(12/1/19 -
12/31/19)		-	-	-	2,027,714.00

Month #5	(1/1/20 -
1/31/20)		12,521.000	15.64	12,521.000	2,015,193.00

Month #6	(2/1/20 -
2/29/20)		29,479.000	14.89	29,479.000	1,985,714.00
Total
		154,604.000		154,604.000

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective February 26, 2013, the Board approved a modification to the Fund's previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund's shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 1,535,098 shares.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N- CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b)Changes in Internal Controls. There have been no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure	of Securities Lending Activities for Closed-End Management
Investment Company.	N/A

Item 13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND

By S\MATTHEW T. HINKLE_______

Matthew T. Hinkle

Chief Executive Officer - Finance and Administration

Date April 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By S\MATTHEW T. HINKLE_______

Matthew T. Hinkle

Chief Executive Officer - Finance and Administration

Date April 30, 2020

By S\ROBERT G. KUBILIS______

Robert G. Kubilis

Chief Financial Officer and Chief Accounting Officer

Date April 30, 2020